Exhibit 99.5

THIS SECURED PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE, OR OTHERWISE TRANSFERRED UNLESS THE MAKER RECEIVES AN OPINION OF COUNSEL IN FORM AND SCOPE REASONABLY SATISFACTORY TO THE MAKER THAT REGISTRATION, QUALIFICATION OR OTHER SUCH ACTIONS ARE NOT REQUIRED UNDER ANY SUCH LAWS.

                             SECURED PROMISSORY NOTE

$22,310.27                                                      December 2, 2003

            FOR VALUE RECEIVED, SBM Financial, LLC, a Maryland limited liability company (the "Maker"), hereby promises to pay to the order of James Tolley (the "Payee"), or its permitted assigns, the sum of TWENTY TWO THOUSAND THREE HUNDRED TEN DOLLARS AND TWENTY SEVEN CENTS (US $22,310.27), together with accrued and unpaid interest as set forth herein. Payment of principal and interest on this Secured Promissory Note (this "Note") shall be made by wire transfer of immediately available funds in lawful money of the United States of America, at Payee's address set forth in Section 14 hereof. This Note is one of several Secured Promissory Notes containing substantially identical terms and conditions (the "Notes.")

      1. Interest Rate. Interest shall accrue and be payable on the outstanding unpaid principal balance of this Note at a fixed annual rate equal to 1.5% (the "Interest Rate"). All interest shall accrue based on a 365-day year for the actual number of days outstanding.

      2. Payment: The Maker shall make payments of principal and interest semi-annually in the amounts and on the dates set forth in the Amortization Schedule attached hereto as Schedule A. Unless sooner paid in full, the entire unpaid principal balance of this Note, together with all outstanding and unpaid accrued interest, expenses and fees shall be due and payable on December 2, 2013 (the "Payment Date").

      3. Optional Prepayment. This Note may be prepaid at any time in whole or in part without the consent of the Payee, and without premium or fee. Partial prepayments shall be applied to the total principal amount due in reverse order of maturity and will not modify the current principal payment obligations as set forth on the Amortization Schedule attached hereto as Schedule A; provided, however, that the interest payments due shall be reduced to reflect the total principal amount outstanding after such prepayments.

      4. Security. This Note is secured by certain assets of the Maker in accordance with a separate security agreement (the "Security Agreement") dated as of December 2, 2003 by and among the Maker, Mark D. Taylor and the Noteholders (as defined in the Security Agreement).

      5. Default. Any of the following shall constitute an event of default hereunder (each, an "Event of Default"): (i) the failure of the Maker to pay the amount required under one or more of the Notes within five (5) business days after receipt by the Maker of written notice of non-payment (a "Monetary Default") or (ii) the failure of the Maker to remedy any breach of the Security Agreement with respect to the collateral securing the Notes within forty-five (45) days after receipt by the Maker of written notice of breach. Upon the occurrence of a Monetary Default, interest shall accrue and be payable on such amount that is the subject of the Monetary Default at a rate equal to 4.5% per annum until such amount is paid. In an Event of Default occurs, Maker shall be liable to Payee for all of Payee's reasonable out-of-pocket attorney fees incurred in enforcing Payee's rights hereunder, or the Security Agreement.

      6. Commercial Purpose; Usury Savings. It is the intent of Maker and Payee to conform to and contract in strict compliance with applicable usury law. In no way, nor in any event or contingency, shall interest exceed the maximum nonusurious amount permitted by applicable law (the "Maximum Amount"). If, from any possible construction of any document or from receipt of anything of value by Payee, interest would otherwise be payable in excess of the Maximum Amount, any such construction or receipt shall be subject to the provisions of this
Section 8 and such document shall be automatically reformed and the interest payable shall be automatically reduced to the Maximum Amount, without the necessity of execution of any amendment or new document, and any interest in excess of the Maximum Amount shall be applied to the reduction of the principal amount owing on the secured indebtedness, or refunded to Maker or other payor thereof if and to the extent such excessive amount exceeds such unpaid principal.

      7. Assignment. This Note may not be assigned by Payee, in whole or in part, without the Maker's prior written consent, which consent shall not be unreasonably withheld or delayed. If Payee is requested to consent to the assignment of this Note and declines to consent to such assignment, Payee shall be entitled to immediately submit such request and Payee's denial to Mark D. Taylor, Esquire, who shall make a binding determination of whether Maker has reasonably or unreasonably withheld its consent to the proposed assignment. Such determination shall be made by the date that is ten business days after Maker is notified by Payee that is has submitted such dispute to Mark D. Taylor, Esquire. The Parties shall be permitted to make written submissions to Mark D. Taylor in support of its respective position, and the schedule for such submissions shall be set by Mark D. Taylor. The non-prevailing party in such proceeding shall be solely responsible for all costs of such proceeding including the reasonable fees of Mark D. Taylor, Esquire.

      8. Limitation by Law. All rights, remedies, and powers provided in this Note may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provision of law, and all of the provisions of this Note are intended (i) to be subject to all applicable mandatory provisions of law which may be controlling; and (ii) to be limited to the extent necessary so that they will not render this Note invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

      9. Severability. If any term of this Note shall be judicially declared to be invalid, unenforceable, or void, such decision shall not have the effect of invalidating or voiding the remainder of this Note, and Maker hereby agrees that the part or parts of this Note so held to be invalid, unenforceable, or void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such part or parts had never been included herein. Each covenant contained in this Note shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

      10. Captions. The captions and headings in this Note have been inserted for convenience only and shall be given no substantive meaning or significance whatsoever in construing the terms and provisions of this Note.

      11. No Waiver; Remedies. No failure on the part of Payee or Maker to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      12. Amendments. No modification, amendment, waiver, termination, or discharge of this Note or any of the provisions hereof, nor any consent to any departure by a party herefrom, shall in any event be effective unless the same shall be in writing and signed by both Payee and Maker, and then such writing shall be effective only in the specific instance and for the specific purpose for which given.

      13. Final Agreement. This Note, together with the Security Agreement, represents the final agreement between the Payee and Maker and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the Payee and Maker. There are no unwritten oral agreements between the Payee and Maker.

      14. Notices. Any notice required hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered upon receipt after transmittal by hand or by Federal Express or similar service, or five (5) business days after deposit in the United States mails, registered first class mail, with proper postage prepaid, and addressed to the party to be notified at the following addresses (or such other address as such party shall designate in a notice delivered to the other party hereunder):

            Notice to Maker:

            SBM Financial, LLC
            5101 River Road
            Suite 101
            Bethesda, MD 20816
            Attn: Trey Stafford
            Tel: (301) 656-4200
            Fax: (301) 656-4204

            with a copy to

            Foley & Lardner
            3000 K Street, N.W.
            Suite 500
            Washington, DC 20007

            Attn: Richard Choi
            Tel: (202) 295-4005
            Fax: (202) 672-5399

            Notice to Payee:

            Jim Tolley
            7721 Green Valley Road
            Frederick, Maryland 21701-3421

      15. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of MARYLAND, without regard to its choice of law provisions.

      16. Jurisdiction; Venue. Any legal action or proceeding with respect to this Note, or any document relating thereto may be brought in any Maryland state court or federal court located in the State of Maryland, and by execution and delivery of this Note, the Maker hereby submits itself and its property, generally and unconditionally, to the jurisdiction of aforesaid courts.

                  [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, Maker has duly executed this Secured Promissory Note as of the day and year first above written.

                                             MAKER:

                                             SBM FINANCIAL, LLC


                                             By: /s/ E.M. Westbury
                                                 -------------------------------
                                             Name: Eric M. Westbury
                                             Title: President

                                   Schedule A

Principal Amount:                                                   $ 22,310.27
Term:                                                                  10 Years
Annual Interest Rate:                                                     1.50%
                                                                 Semi-Annually
                                                                 on each June 2
                                                                 and December 2
                                                                 during the term
                                                                 of the Note.
                                                                 Such payments
                                                                 to begin on
Payment Frequency:                                               June 2, 2004.

                                                             Cumulative       Cumulative
  Payment          Total         Principal     Interest      Principal         Interest        Principal
   Number         Payment         Payment      Payment          Paid             Paid           Balance
---------------------------------------------------------------------------------------------------------
      1          1,282.84        1,115.51       167.33        1,115.51          167.33         21,194.76

      2          1,274.47        1,115.51       158.96        2,231.03          326.29         20,079.24

      3          1,266.11        1,115.51       150.59        3,346.54          476.88         18,963.73

      4          1,257.74        1,115.51       142.23        4,462.05          619.11         17,848.22

      5          1,249.38        1,115.51       133.86        5,577.57          752.97         16,732.70

      6          1,241.01        1,115.51       125.50        6,693.08          878.47         15,617.19

      7          1,232.64        1,115.51       117.13        7,808.59          995.60         14,501.68

      8          1,224.28        1,115.51       108.76        8,924.11        1,104.36         13,386.16

      9          1,215.91        1,115.51       100.40       10,039.62        1,204.75         12,270.65

     10          1,207.54        1,115.51        92.03       11,155.14        1,296.78         11,155.14

     11          1,199.18        1,115.51        83.66       12,270.65        1,380.45         10,039.62

     12          1,190.81        1,115.51        75.30       13,386.16        1,455.75          8,924.11

     13          1,182.44        1,115.51        66.93       14,501.68        1,522.68          7,808.59

     14          1,174.08        1,115.51        58.56       15,617.19        1,581.24          6,693.08

     15          1,165.71        1,115.51        50.20       16,732.70        1,631.44          5,577.57

     16          1,157.35        1,115.51        41.83       17,848.22        1,673.27          4,462.05

     17          1,148.98        1,115.51        33.47       18,963.73        1,706.74          3,346.54

     18          1,140.61        1,115.51        25.10       20,079.24        1,731.83          2,231.03

     19          1,132.25        1,115.51        16.73       21,194.76        1,748.57          1,115.51

     20          1,123.88        1,115.51         8.37       22,310.27        1,756.93                --

THIS SECURED PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE, OR OTHERWISE TRANSFERRED UNLESS THE MAKER RECEIVES AN OPINION OF COUNSEL IN FORM AND SCOPE REASONABLY SATISFACTORY TO THE MAKER THAT REGISTRATION, QUALIFICATION OR OTHER SUCH ACTIONS ARE NOT REQUIRED UNDER ANY SUCH LAWS.

                             SECURED PROMISSORY NOTE

$67,821.74                                                      December 2, 2003

            FOR VALUE RECEIVED, SBM Financial, LLC, a Maryland limited liability company (the "Maker"), hereby promises to pay to the order of Martha Keys (the "Payee"), or its permitted assigns, the sum of SIXTY SEVEN THOUSAND EIGHT HUNDRED TWENTY ONE DOLLARS AND SEVENTY FOUR CENTS (US $67,821.74), together with accrued and unpaid interest as set forth herein. Payment of principal and interest on this Secured Promissory Note (this "Note") shall be made by wire transfer of immediately available funds in lawful money of the United States of America, at Payee's address set forth in Section 14 hereof. This Note is one of several Secured Promissory Notes containing substantially identical terms and conditions (the "Notes.")

      1. Interest Rate. Interest shall accrue and be payable on the outstanding unpaid principal balance of this Note at a fixed annual rate equal to 1.5% (the "Interest Rate"). All interest shall accrue based on a 365-day year for the actual number of days outstanding.

      2. Payment: The Maker shall make payments of principal and interest semi-annually in the amounts and on the dates set forth in the Amortization Schedule attached hereto as Schedule A. Unless sooner paid in full, the entire unpaid principal balance of this Note, together with all outstanding and unpaid accrued interest, expenses and fees shall be due and payable on December 2, 2013 (the "Payment Date").

      3. Optional Prepayment. This Note may be prepaid at any time in whole or in part without the consent of the Payee, and without premium or fee. Partial prepayments shall be applied to the total principal amount due in reverse order of maturity and will not modify the current principal payment obligations as set forth on the Amortization Schedule attached hereto as Schedule A; provided, however, that the interest payments due shall be reduced to reflect the total principal amount outstanding after such prepayments.

      4. Security. This Note is secured by certain assets of the Maker in accordance with a separate security agreement (the "Security Agreement") dated as of December 2, 2003 by and among the Maker, Mark D. Taylor and the Noteholders (as defined in the Security Agreement).

      5. Default. Any of the following shall constitute an event of default hereunder (each, an "Event of Default"): (i) the failure of the Maker to pay the amount required under one or more of the Notes within five (5) business days after receipt by the Maker of written notice of non-payment (a "Monetary Default") or (ii) the failure of the Maker to remedy any breach of the Security Agreement with respect to the collateral securing the Notes within forty-five (45) days after receipt by the Maker of written notice of breach. Upon the occurrence of a Monetary Default, interest shall accrue and be payable on such amount that is the subject of the Monetary Default at a rate equal to 4.5% per annum until such amount is paid. In an Event of Default occurs, Maker shall be liable to Payee for all of Payee's reasonable out-of-pocket attorney fees incurred in enforcing Payee's rights hereunder, or the Security Agreement.

      6. Commercial Purpose; Usury Savings. It is the intent of Maker and Payee to conform to and contract in strict compliance with applicable usury law. In no way, nor in any event or contingency, shall interest exceed the maximum nonusurious amount permitted by applicable law (the "Maximum Amount"). If, from any possible construction of any document or from receipt of anything of value by Payee, interest would otherwise be payable in excess of the Maximum Amount, any such construction or receipt shall be subject to the provisions of this
Section 8 and such document shall be automatically reformed and the interest payable shall be automatically reduced to the Maximum Amount, without the necessity of execution of any amendment or new document, and any interest in excess of the Maximum Amount shall be applied to the reduction of the principal amount owing on the secured indebtedness, or refunded to Maker or other payor thereof if and to the extent such excessive amount exceeds such unpaid principal.

      7. Assignment. This Note may not be assigned by Payee, in whole or in part, without the Maker's prior written consent, which consent shall not be unreasonably withheld or delayed. If Payee is requested to consent to the assignment of this Note and declines to consent to such assignment, Payee shall be entitled to immediately submit such request and Payee's denial to Mark D. Taylor, Esquire, who shall make a binding determination of whether Maker has reasonably or unreasonably withheld its consent to the proposed assignment. Such determination shall be made by the date that is ten business days after Maker is notified by Payee that is has submitted such dispute to Mark D. Taylor, Esquire. The Parties shall be permitted to make written submissions to Mark D. Taylor in support of its respective position, and the schedule for such submissions shall be set by Mark D. Taylor. The non-prevailing party in such proceeding shall be solely responsible for all costs of such proceeding including the reasonable fees of Mark D. Taylor, Esquire.

      8. Limitation by Law. All rights, remedies, and powers provided in this Note may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provision of law, and all of the provisions of this Note are intended (i) to be subject to all applicable mandatory provisions of law which may be controlling; and (ii) to be limited to the extent necessary so that they will not render this Note invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

      9. Severability. If any term of this Note shall be judicially declared to be invalid, unenforceable, or void, such decision shall not have the effect of invalidating or voiding the remainder of this Note, and Maker hereby agrees that the part or parts of this Note so held to be invalid, unenforceable, or void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such part or parts had never been included herein. Each covenant contained in this Note shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

      10. Captions. The captions and headings in this Note have been inserted for convenience only and shall be given no substantive meaning or significance whatsoever in construing the terms and provisions of this Note.

      11. No Waiver; Remedies. No failure on the part of Payee or Maker to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      12. Amendments. No modification, amendment, waiver, termination, or discharge of this Note or any of the provisions hereof, nor any consent to any departure by a party herefrom, shall in any event be effective unless the same shall be in writing and signed by both Payee and Maker, and then such writing shall be effective only in the specific instance and for the specific purpose for which given.

      13. Final Agreement. This Note, together with the Security Agreement, represents the final agreement between the Payee and Maker and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the Payee and Maker. There are no unwritten oral agreements between the Payee and Maker.

      14. Notices. Any notice required hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered upon receipt after transmittal by hand or by Federal Express or similar service, or five (5) business days after deposit in the United States mails, registered first class mail, with proper postage prepaid, and addressed to the party to be notified at the following addresses (or such other address as such party shall designate in a notice delivered to the other party hereunder):

            Notice to Maker:

            SBM Financial, LLC
            5101 River Road
            Suite 101
            Bethesda, MD 20816
            Attn: Trey Stafford
            Tel: (301) 656-4200
            Fax: (301) 656-4204

            with a copy to

            Foley & Lardner
            3000 K Street, N.W.
            Suite 500

            Washington, DC 20007
            Attn: Richard Choi
            Tel: (202) 295-4005
            Fax: (202) 672-5399

            Notice to Payee:

            Martha Keys
            100 Butler Circle
            Locust Grove, Virginia 22508-5325

      15. Governing Law. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

      16. Jurisdiction; Venue. Any legal action or proceeding with respect to this Note, or any document relating thereto may be brought in any Maryland state court or federal court located in the State of Maryland, and by execution and delivery of this Note, the Maker hereby submits itself and its property, generally and unconditionally, to the jurisdiction of aforesaid courts.

                  [Remainder of Page Intentionally Left Blank]

            IN WITNESS WHEREOF, Maker has duly executed this Secured Promissory Note as of the day and year first above written.

                                          MAKER:

                                          SBM FINANCIAL, LLC


                                          By: /s/ E.M. Westbury
                                              --------------------------------
                                          Name: Eric M. Westbury
                                          Title: President

Schedule A

Principal Amount:                                                    $ 67,821.74
Term:                                                                   10 Years
Annual Interest Rate:                                                      1.50%
                                                                 Semi-Annually
                                                                 on each June 2
                                                                 and December 2
                                                                 during the term
                                                                 of the Note.
                                                                 Such payments
                                                                 to begin on
Payment Frequency:                                               June 2, 2004.

                                                             Cumulative       Cumulative
  Payment          Total         Principal     Interest      Principal         Interest        Principal
   Number         Payment         Payment      Payment          Paid             Paid           Balance
---------------------------------------------------------------------------------------------------------
       1         3,899.75        3,391.09       508.66        3,391.09          508.66         64,430.65

       2         3,874.32        3,391.09       483.23        6,782.17          991.89         61,039.57

       3         3,848.88        3,391.09       457.80       10,173.26        1,449.69         57,648.48

       4         3,823.45        3,391.09       432.36       13,564.35        1,882.05         54,257.39

       5         3,798.02        3,391.09       406.93       16,955.44        2,288.98         50,866.31

       6         3,772.58        3,391.09       381.50       20,346.52        2,670.48         47,475.22

       7         3,747.15        3,391.09       356.06       23,737.61        3,026.55         44,084.13

       8         3,721.72        3,391.09       330.63       27,128.70        3,357.18         40,693.04

       9         3,696.28        3,391.09       305.20       30,519.78        3,662.37         37,301.96

      10         3,670.85        3,391.09       279.76       33,910.87        3,942.14         33,910.87

      11         3,645.42        3,391.09       254.33       37,301.96        4,196.47         30,519.78

      12         3,619.99        3,391.09       228.90       40,693.04        4,425.37         27,128.70

      13         3,594.55        3,391.09       203.47       44,084.13        4,628.83         23,737.61

      14         3,569.12        3,391.09       178.03       47,475.22        4,806.87         20,346.52

      15         3,543.69        3,391.09       152.60       50,866.31        4,959.46         16,955.44

      16         3,518.25        3,391.09       127.17       54,257.39        5,086.63         13,564.35

      17         3,492.82        3,391.09       101.73       57,648.48        5,188.36         10,173.26

      18         3,467.39        3,391.09        76.30       61,039.57        5,264.66          6,782.17

      19         3,441.95        3,391.09        50.87       64,430.65        5,315.53          3,391.09

      20         3,416.52        3,391.09        25.43       67,821.74        5,340.96                --

THIS SECURED PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE, OR OTHERWISE TRANSFERRED UNLESS THE MAKER RECEIVES AN OPINION OF COUNSEL IN FORM AND SCOPE REASONABLY SATISFACTORY TO THE MAKER THAT REGISTRATION, QUALIFICATION OR OTHER SUCH ACTIONS ARE NOT REQUIRED UNDER ANY SUCH LAWS.

                             SECURED PROMISSORY NOTE

$3,438.85                                                       December 2, 2003

            FOR VALUE RECEIVED, SBM Financial, LLC, a Maryland limited liability company (the "Maker"), hereby promises to pay to the order of Martha Keys (the "Payee"), or its permitted assigns, the sum of THREE THOUSAND FOUR HUNDRED THIRTY EIGHT DOLLARS AND EIGHTY FIVE CENTS (US $3,438.85), together with accrued and unpaid interest as set forth herein. Payment of principal and interest on this Secured Promissory Note (this "Note") shall be made by wire transfer of immediately available funds in lawful money of the United States of America, at Payee's address set forth in Section 14 hereof. This Note is one of several Secured Promissory Notes containing substantially identical terms and conditions (the "Notes.")

      1. Interest Rate. Interest shall accrue and be payable on the outstanding unpaid principal balance of this Note at a fixed annual rate equal to 1.5% (the "Interest Rate"). All interest shall accrue based on a 365-day year for the actual number of days outstanding.

      2. Payment: The Maker shall make payments of principal and interest semi-annually in the amounts and on the dates set forth in the Amortization Schedule attached hereto as Schedule A. Unless sooner paid in full, the entire unpaid principal balance of this Note, together with all outstanding and unpaid accrued interest, expenses and fees shall be due and payable on December 2, 2013 (the "Payment Date").

      3. Optional Prepayment. This Note may be prepaid at any time in whole or in part without the consent of the Payee, and without premium or fee. Partial prepayments shall be applied to the total principal amount due in reverse order of maturity and will not modify the current principal payment obligations as set forth on the Amortization Schedule attached hereto as Schedule A; provided, however, that the interest payments due shall be reduced to reflect the total principal amount outstanding after such prepayments.

      4. Security. This Note is secured by certain assets of the Maker in accordance with a separate security agreement (the "Security Agreement") dated as of December 2, 2003 by and among the Maker, Mark D. Taylor and the Noteholders (as defined in the Security Agreement).

      5. Default. Any of the following shall constitute an event of default hereunder (each, an "Event of Default"): (i) the failure of the Maker to pay the amount required under one or more of the Notes within five (5) business days after receipt by the Maker of written notice of non-payment (a "Monetary Default") or (ii) the failure of the Maker to remedy any breach of the Security Agreement with respect to the collateral securing the Notes within forty-five (45) days after receipt by the Maker of written notice of breach. Upon the occurrence of a Monetary Default, interest shall accrue and be payable on such amount that is the subject of the Monetary Default at a rate equal to 4.5% per annum until such amount is paid. In an Event of Default occurs, Maker shall be liable to Payee for all of Payee's reasonable out-of-pocket attorney fees incurred in enforcing Payee's rights hereunder, or the Security Agreement.

      6. Commercial Purpose; Usury Savings. It is the intent of Maker and Payee to conform to and contract in strict compliance with applicable usury law. In no way, nor in any event or contingency, shall interest exceed the maximum nonusurious amount permitted by applicable law (the "Maximum Amount"). If, from any possible construction of any document or from receipt of anything of value by Payee, interest would otherwise be payable in excess of the Maximum Amount, any such construction or receipt shall be subject to the provisions of this
Section 8 and such document shall be automatically reformed and the interest payable shall be automatically reduced to the Maximum Amount, without the necessity of execution of any amendment or new document, and any interest in excess of the Maximum Amount shall be applied to the reduction of the principal amount owing on the secured indebtedness, or refunded to Maker or other payor thereof if and to the extent such excessive amount exceeds such unpaid principal.

      7. Assignment. This Note may not be assigned by Payee, in whole or in part, without the Maker's prior written consent, which consent shall not be unreasonably withheld or delayed. If Payee is requested to consent to the assignment of this Note and declines to consent to such assignment, Payee shall be entitled to immediately submit such request and Payee's denial to Mark D. Taylor, Esquire, who shall make a binding determination of whether Maker has reasonably or unreasonably withheld its consent to the proposed assignment. Such determination shall be made by the date that is ten business days after Maker is notified by Payee that is has submitted such dispute to Mark D. Taylor, Esquire. The Parties shall be permitted to make written submissions to Mark D. Taylor in support of its respective position, and the schedule for such submissions shall be set by Mark D. Taylor. The non-prevailing party in such proceeding shall be solely responsible for all costs of such proceeding including the reasonable fees of Mark D. Taylor, Esquire.

      8. Limitation by Law. All rights, remedies, and powers provided in this Note may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provision of law, and all of the provisions of this Note are intended (i) to be subject to all applicable mandatory provisions of law which may be controlling; and (ii) to be limited to the extent necessary so that they will not render this Note invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

      9. Severability. If any term of this Note shall be judicially declared to be invalid, unenforceable, or void, such decision shall not have the effect of invalidating or voiding the remainder of this Note, and Maker hereby agrees that the part or parts of this Note so held to be invalid, unenforceable, or void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such part or parts had never been included herein. Each covenant contained in this Note shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

      10. Captions. The captions and headings in this Note have been inserted for convenience only and shall be given no substantive meaning or significance whatsoever in construing the terms and provisions of this Note.

      11. No Waiver; Remedies. No failure on the part of Payee or Maker to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      12. Amendments. No modification, amendment, waiver, termination, or discharge of this Note or any of the provisions hereof, nor any consent to any departure by a party herefrom, shall in any event be effective unless the same shall be in writing and signed by both Payee and Maker, and then such writing shall be effective only in the specific instance and for the specific purpose for which given.

      13. Final Agreement. This Note, together with the Security Agreement, represents the final agreement between the Payee and Maker and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the Payee and Maker. There are no unwritten oral agreements between the Payee and Maker.

      14. Notices. Any notice required hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered upon receipt after transmittal by hand or by Federal Express or similar service, or five (5) business days after deposit in the United States mails, registered first class mail, with proper postage prepaid, and addressed to the party to be notified at the following addresses (or such other address as such party shall designate in a notice delivered to the other party hereunder):

             Notice to Maker:

             SBM Financial, LLC
             5101 River Road
             Suite 101
             Bethesda, MD 20816
             Attn: Trey Stafford
             Tel: (301) 656-4200
             Fax: (301) 656-4204

             with a copy to

             Foley & Lardner
             3000 K Street, N.W.
             Suite 500

             Washington, DC 20007
             Attn: Richard Choi
             Tel: (202) 295-4005
             Fax: (202) 672-5399

             Notice to Payee:

             Martha Keys
             100 Butler Circle
             Locust Grove, Virginia 22508-5325

      15. Governing Law. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

      16. Jurisdiction; Venue. Any legal action or proceeding with respect to this Note, or any document relating thereto may be brought in any Maryland state court or federal court located in the State of Maryland, and by execution and delivery of this Note, the Maker hereby submits itself and its property, generally and unconditionally, to the jurisdiction of aforesaid courts.

                  [Remainder of Page Intentionally Left Blank]

            IN WITNESS WHEREOF, Maker has duly executed this Secured Promissory Note as of the day and year first above written.

                                               MAKER:

                                               SBM FINANCIAL, LLC


                                               By: /s/ E.M. Westbury
                                                   -----------------------------
                                               Name: Eric M. Westbury
                                               Title: President

                                   Schedule A
                           NOTE PAYABLE TO MARTHA KEYS

Principal Amount:                                                     $ 3,438.85
Term:                                                                   10 Years
Annual Interest Rate:                                                      1.50%
                                                                 Semi-Annually
                                                                 on each June 2
                                                                 and December 2
                                                                 during the term
                                                                 of the Note.
                                                                 Such payments
                                                                 to begin on
Payment Frequency:                                               June 2, 2004.

                                                             Cumulative       Cumulative
  Payment          Total         Principal     Interest      Principal         Interest        Principal
   Number         Payment         Payment      Payment          Paid             Paid           Balance
--------------------------------------------------------------------------------------------------------
      1           197.73           171.94        25.79          171.94           25.79          3,266.91

      2           196.44           171.94        24.50          343.89           50.29          3,094.97

      3           195.15           171.94        23.21          515.83           73.51          2,923.02

      4           193.87           171.94        21.92          687.77           95.43          2,751.08

      5           192.58           171.94        20.63          859.71          116.06          2,579.14

      6           191.29           171.94        19.34        1,031.66          135.40          2,407.20

      7           190.00           171.94        18.05        1,203.60          153.46          2,235.25

      8           188.71           171.94        16.76        1,375.54          170.22          2,063.31

      9           187.42           171.94        15.47        1,547.48          185.70          1,891.37

     10           186.13           171.94        14.19        1,719.43          199.88          1,719.43

     11           184.84           171.94        12.90        1,891.37          212.78          1,547.48

     12           183.55           171.94        11.61        2,063.31          224.38          1,375.54

     13           182.26           171.94        10.32        2,235.25          234.70          1,203.60

     14           180.97           171.94         9.03        2,407.20          243.73          1,031.66

     15           179.68           171.94         7.74        2,579.14          251.47            859.71

     16           178.39           171.94         6.45        2,751.08          257.91            687.77

     17           177.10           171.94         5.16        2,923.02          263.07            515.83

     18           175.81           171.94         3.87        3,094.97          266.94            343.88

     19           174.52           171.94         2.58        3,266.91          269.52            171.94

     20           173.23           171.94         1.29        3,438.85          270.81                --

THIS SECURED PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE, OR OTHERWISE TRANSFERRED UNLESS THE MAKER RECEIVES AN OPINION OF COUNSEL IN FORM AND SCOPE REASONABLY SATISFACTORY TO THE MAKER THAT REGISTRATION, QUALIFICATION OR OTHER SUCH ACTIONS ARE NOT REQUIRED UNDER ANY SUCH LAWS.

                             SECURED PROMISSORY NOTE

$137,754.06                                                     December 2, 2003

            FOR VALUE RECEIVED, SBM Financial, LLC, a Maryland limited liability company (the "Maker"), hereby promises to pay to the order of Thelma Forkey (the "Payee"), or its permitted assigns, the sum of ONE HUNDRED THIRTY SEVEN THOUSAND SEVEN HUNDRED FIFTY FOUR DOLLARS AND SIX CENTS (US $137,754.06), together with accrued and unpaid interest as set forth herein. Payment of principal and interest on this Secured Promissory Note (this "Note") shall be made by wire transfer of immediately available funds in lawful money of the United States of America, at Payee's address set forth in Section 14 hereof. This Note is one of several Secured Promissory Notes containing substantially identical terms and conditions (the "Notes.")

      1. Interest Rate. Interest shall accrue and be payable on the outstanding unpaid principal balance of this Note at a fixed annual rate equal to 1.5% (the "Interest Rate"). All interest shall accrue based on a 365-day year for the actual number of days outstanding.

      2. Payment: The Maker shall make payments of principal and interest semi-annually in the amounts and on the dates set forth in the Amortization Schedule attached hereto as Schedule A. Unless sooner paid in full, the entire unpaid principal balance of this Note, together with all outstanding and unpaid accrued interest, expenses and fees shall be due and payable on December 2, 2013 (the "Payment Date").

      3. Optional Prepayment. This Note may be prepaid at any time in whole or in part without the consent of the Payee, and without premium or fee. Partial prepayments shall be applied to the total principal amount due in reverse order of maturity and will not modify the current principal payment obligations as set forth on the Amortization Schedule attached hereto as Schedule A; provided, however, that the interest payments due shall be reduced to reflect the total principal amount outstanding after such prepayments.

      4. Security. This Note is secured by certain assets of the Maker in accordance with a separate security agreement (the "Security Agreement") dated as of December 2, 2003 by and among the Maker, Mark D. Taylor and the Noteholders (as defined in the Security Agreement).

      5. Default. Any of the following shall constitute an event of default hereunder (each, an "Event of Default"): (i) the failure of the Maker to pay the amount required under one or more of the Notes within five (5) business days after receipt by the Maker of written notice of non-payment (a "Monetary Default") or (ii) the failure of the Maker to remedy any breach of the Security Agreement with respect to the collateral securing the Notes within forty-five (45) days after receipt by the Maker of written notice of breach. Upon the occurrence of a Monetary Default, interest shall accrue and be payable on such amount that is the subject of the Monetary Default at a rate equal to 4.5% per annum until such amount is paid. In an Event of Default occurs, Maker shall be liable to Payee for all of Payee's reasonable out-of-pocket attorney fees incurred in enforcing Payee's rights hereunder, or the Security Agreement.

      6. Commercial Purpose; Usury Savings. It is the intent of Maker and Payee to conform to and contract in strict compliance with applicable usury law. In no way, nor in any event or contingency, shall interest exceed the maximum nonusurious amount permitted by applicable law (the "Maximum Amount"). If, from any possible construction of any document or from receipt of anything of value by Payee, interest would otherwise be payable in excess of the Maximum Amount, any such construction or receipt shall be subject to the provisions of this
Section 8 and such document shall be automatically reformed and the interest payable shall be automatically reduced to the Maximum Amount, without the necessity of execution of any amendment or new document, and any interest in excess of the Maximum Amount shall be applied to the reduction of the principal amount owing on the secured indebtedness, or refunded to Maker or other payor thereof if and to the extent such excessive amount exceeds such unpaid principal.

      7. Assignment. This Note may not be assigned by Payee, in whole or in part, without the Maker's prior written consent, which consent shall not be unreasonably withheld or delayed. If Payee is requested to consent to the assignment of this Note and declines to consent to such assignment, Payee shall be entitled to immediately submit such request and Payee's denial to Mark D. Taylor, Esquire, who shall make a binding determination of whether Maker has reasonably or unreasonably withheld its consent to the proposed assignment. Such determination shall be made by the date that is ten business days after Maker is notified by Payee that is has submitted such dispute to Mark D. Taylor, Esquire. The Parties shall be permitted to make written submissions to Mark D. Taylor in support of its respective position, and the schedule for such submissions shall be set by Mark D. Taylor. The non-prevailing party in such proceeding shall be solely responsible for all costs of such proceeding including the reasonable fees of Mark D. Taylor, Esquire.

      8. Limitation by Law. All rights, remedies, and powers provided in this Note may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provision of law, and all of the provisions of this Note are intended (i) to be subject to all applicable mandatory provisions of law which may be controlling; and (ii) to be limited to the extent necessary so that they will not render this Note invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

      9. Severability. If any term of this Note shall be judicially declared to be invalid, unenforceable, or void, such decision shall not have the effect of invalidating or voiding the remainder of this Note, and Maker hereby agrees that the part or parts of this Note so held to be invalid, unenforceable, or void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such part or parts had never been included herein. Each covenant contained in this Note shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

      10. Captions. The captions and headings in this Note have been inserted for convenience only and shall be given no substantive meaning or significance whatsoever in construing the terms and provisions of this Note.

      11. No Waiver; Remedies. No failure on the part of Payee or Maker to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      12. Amendments. No modification, amendment, waiver, termination, or discharge of this Note or any of the provisions hereof, nor any consent to any departure by a party herefrom, shall in any event be effective unless the same shall be in writing and signed by both Payee and Maker, and then such writing shall be effective only in the specific instance and for the specific purpose for which given.

      13. Final Agreement. This Note, together with the Security Agreement, represents the final agreement between the Payee and Maker and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the Payee and Maker. There are no unwritten oral agreements between the Payee and Maker.

      14. Notices. Any notice required hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered upon receipt after transmittal by hand or by Federal Express or similar service, or five (5) business days after deposit in the United States mails, registered first class mail, with proper postage prepaid, and addressed to the party to be notified at the following addresses (or such other address as such party shall designate in a notice delivered to the other party hereunder):

             Notice to Maker:

             SBM Financial, LLC
             5101 River Road
             Suite 101
             Bethesda, MD 20816
             Attn: Trey Stafford
             Tel: (301) 656-4200
             Fax: (301) 656-4204

             with a copy to

             Shulman, Rogers, Gandal, Pordy & Ecker, P.A.
             12921 Rockville Pike, Third Floor
             Rockville, MD 20852-2743

             Attn: Morton A. Faller
             Tel: (301) 231-0928
             Fax: (301) 230-2891

             Notice to Payee:

             Thelma W. Forkey
             11000 Coastal Highway
             Apartment 1301
             Ocean City, MD 21842

      15. Governing Law. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

      16. Jurisdiction; Venue. Any legal action or proceeding with respect to this Note, or any document relating thereto may be brought in any Maryland state court or federal court located in the State of Maryland, and by execution and delivery of this Note, the Maker hereby submits itself and its property, generally and unconditionally, to the jurisdiction of aforesaid courts.

                  [Remainder of Page Intentionally Left Blank]

            IN WITNESS WHEREOF, Maker has duly executed this Secured Promissory Note as of the day and year first above written.

                                                  MAKER:

                                                  SBM FINANCIAL, LLC


                                                  By: /s/ E.M. Westbury
                                                      --------------------------
                                                  Name: Eric M. Westbury
                                                  Title: President

                                   Schedule A

Principal Amount:                                                   $ 137,754.06
Term:                                                                   10 Years
Annual Interest Rate:                                                      1.50%
                                                                 Semi- Annually
                                                                 on each June 2
                                                                 and December 2
                                                                 during the term
                                                                 of the Note.
                                                                 Such payments
                                                                 to begin on
Payment Frequency:                                               June 2, 2004.

                                                            Cumulative      Cumulative
  Payment          Total        Principal     Interest       Principal       Interest         Principal
   Number         Payment        Payment       Payment         Paid            Paid            Balance
---------------------------------------------------------------------------------------------------------
      1          7,920.86        6,887.70     1,033.16        6,887.70        1,033.16        130,866.36

      2          7,869.20        6,887.70       981.50       13,775.41        2,014.65        123,978.65

      3          7,817.54        6,887.70       929.84       20,663.11        2,944.49        117,090.95

      4          7,765.89        6,887.70       878.18       27,550.81        3,822.68        110,203.25

      5          7,714.23        6,887.70       826.52       34,438.52        4,649.20        103,315.55

      6          7,662.57        6,887.70       774.87       41,326.22        5,424.07         96,427.84

      7          7,610.91        6,887.70       723.21       48,213.92        6,147.27         89,540.14

      8          7,559.25        6,887.70       671.55       55,101.62        6,818.83         82,652.44

      9          7,507.60        6,887.70       619.89       61,989.33        7,438.72         75,764.73

     10          7,455.94        6,887.70       568.24       68,877.03        8,006.95         68,877.03

     11          7,404.28        6,887.70       516.58       75,764.73        8,523.53         61,989.33

     12          7,352.62        6,887.70       464.92       82,652.44        8,988.45         55,101.62

     13          7,300.97        6,887.70       413.26       89,540.14        9,401.71         48,213.92

     14          7,249.31        6,887.70       361.60       96,427.84        9,763.32         41,326.22

     15          7,197.65        6,887.70       309.95      103,315.55       10,073.27         34,438.52

     16          7,145.99        6,887.70       258.29      110,203.25       10,331.55         27,550.81

     17          7,094.33        6,887.70       206.63      117,090.95       10,538.19         20,663.11

     18          7,042.68        6,887.70       154.97      123,978.65       10,693.16         13,775.41

     19          6,991.02        6,887.70       103.32      130,866.36       10,796.47          6,887.70

     20          6,939.36        6,887.70        51.66      137,754.06       10,848.13                --

THIS SECURED PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE, OR OTHERWISE TRANSFERRED UNLESS THE MAKER RECEIVES AN OPINION OF COUNSEL IN FORM AND SCOPE REASONABLY SATISFACTORY TO THE MAKER THAT REGISTRATION, QUALIFICATION OR OTHER SUCH ACTIONS ARE NOT REQUIRED UNDER ANY SUCH LAWS.

                             SECURED PROMISSORY NOTE

$50,233.96                                                      December 2, 2003

            FOR VALUE RECEIVED, SBM Financial, LLC, a Maryland limited liability company (the "Maker"), hereby promises to pay to the order of Katherine Doljac (the "Payee"), or its permitted assigns, the sum of FIFTY THOUSAND TWO HUNDRED THIRTY THREE DOLLARS AND NINETY SIX CENTS (US $50,233.96), together with accrued and unpaid interest as set forth herein. Payment of principal and interest on this Secured Promissory Note (this "Note") shall be made by wire transfer of immediately available funds in lawful money of the United States of America, at Payee's address set forth in Section 14 hereof. This Note is one of several Secured Promissory Notes containing substantially identical terms and conditions (the "Notes.")

      1. Interest Rate. Interest shall accrue and be payable on the outstanding unpaid principal balance of this Note at a fixed annual rate equal to 1.5% (the "Interest Rate"). All interest shall accrue based on a 365-day year for the actual number of days outstanding.

      2. Payment: The Maker shall make payments of principal and interest semi-annually in the amounts and on the dates set forth in the Amortization Schedule attached hereto as Schedule A. Unless sooner paid in full, the entire unpaid principal balance of this Note, together with all outstanding and unpaid accrued interest, expenses and fees shall be due and payable on December 2, 2013 (the "Payment Date").

      3. Optional Prepayment. This Note may be prepaid at any time in whole or in part without the consent of the Payee, and without premium or fee. Partial prepayments shall be applied to the total principal amount due in reverse order of maturity and will not modify the current principal payment obligations as set forth on the Amortization Schedule attached hereto as Schedule A; provided, however, that the interest payments due shall be reduced to reflect the total principal amount outstanding after such prepayments.

      4. Security. This Note is secured by certain assets of the Maker in accordance with a separate security agreement (the "Security Agreement") dated as of December 2, 2003 by and among the Maker, Mark D. Taylor and the Noteholders (as defined in the Security Agreement).

      5. Default. Any of the following shall constitute an event of default hereunder (each, an "Event of Default"): (i) the failure of the Maker to pay the amount required under one or more of the Notes within five (5) business days after receipt by the Maker of written notice of non-payment (a "Monetary Default") or (ii) the failure of the Maker to remedy any breach of the Security Agreement with respect to the collateral securing the Notes within forty-five (45) days after receipt by the Maker of written notice of breach. Upon the occurrence of a Monetary Default, interest shall accrue and be payable on such amount that is the subject of the Monetary Default at a rate equal to 4.5% per annum until such amount is paid. In an Event of Default occurs, Maker shall be liable to Payee for all of Payee's reasonable out-of-pocket attorney fees incurred in enforcing Payee's rights hereunder, or the Security Agreement.

      6. Commercial Purpose; Usury Savings. It is the intent of Maker and Payee to conform to and contract in strict compliance with applicable usury law. In no way, nor in any event or contingency, shall interest exceed the maximum nonusurious amount permitted by applicable law (the "Maximum Amount"). If, from any possible construction of any document or from receipt of anything of value by Payee, interest would otherwise be payable in excess of the Maximum Amount, any such construction or receipt shall be subject to the provisions of this
Section 8 and such document shall be automatically reformed and the interest payable shall be automatically reduced to the Maximum Amount, without the necessity of execution of any amendment or new document, and any interest in excess of the Maximum Amount shall be applied to the reduction of the principal amount owing on the secured indebtedness, or refunded to Maker or other payor thereof if and to the extent such excessive amount exceeds such unpaid principal.

      7. Assignment. This Note may not be assigned by Payee, in whole or in part, without the Maker's prior written consent, which consent shall not be unreasonably withheld or delayed. If Payee is requested to consent to the assignment of this Note and declines to consent to such assignment, Payee shall be entitled to immediately submit such request and Payee's denial to Mark D. Taylor, Esquire, who shall make a binding determination of whether Maker has reasonably or unreasonably withheld its consent to the proposed assignment. Such determination shall be made by the date that is ten business days after Maker is notified by Payee that is has submitted such dispute to Mark D. Taylor, Esquire. The Parties shall be permitted to make written submissions to Mark D. Taylor in support of its respective position, and the schedule for such submissions shall be set by Mark D. Taylor. The non-prevailing party in such proceeding shall be solely responsible for all costs of such proceeding including the reasonable fees of Mark D. Taylor, Esquire.

      8. Limitation by Law. All rights, remedies, and powers provided in this Note may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provision of law, and all of the provisions of this Note are intended (i) to be subject to all applicable mandatory provisions of law which may be controlling; and (ii) to be limited to the extent necessary so that they will not render this Note invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

      9. Severability. If any term of this Note shall be judicially declared to be invalid, unenforceable, or void, such decision shall not have the effect of invalidating or voiding the remainder of this Note, and Maker hereby agrees that the part or parts of this Note so held to be invalid, unenforceable, or void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such part or parts had never been included herein. Each covenant contained in this Note shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

      10. Captions. The captions and headings in this Note have been inserted for convenience only and shall be given no substantive meaning or significance whatsoever in construing the terms and provisions of this Note.

      11. No Waiver; Remedies. No failure on the part of Payee or Maker to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      12. Amendments. No modification, amendment, waiver, termination, or discharge of this Note or any of the provisions hereof, nor any consent to any departure by a party herefrom, shall in any event be effective unless the same shall be in writing and signed by both Payee and Maker, and then such writing shall be effective only in the specific instance and for the specific purpose for which given.

      13. Final Agreement. This Note, together with the Security Agreement, represents the final agreement between the Payee and Maker and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the Payee and Maker. There are no unwritten oral agreements between the Payee and Maker.

      14. Notices. Any notice required hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered upon receipt after transmittal by hand or by Federal Express or similar service, or five (5) business days after deposit in the United States mails, registered first class mail, with proper postage prepaid, and addressed to the party to be notified at the following addresses (or such other address as such party shall designate in a notice delivered to the other party hereunder):

              Notice to Maker:

              SBM Financial, LLC
              5101 River Road
              Suite 101
              Bethesda, MD 20816
              Attn: Trey Stafford
              Tel: (301) 656-4200
              Fax: (301) 656-4204

              with a copy to

              Foley & Lardner
              3000 K Street, N.W.
              Suite 500

              Washington, DC 20007
              Attn: Richard Choi
              Tel: (202) 295-4005
              Fax: (202) 672-5399

              Notice to Payee:

              Katherine Doljac
              4 Dutch Brady Road
              Stafford, Virginia 22554

      15. Governing Law. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

      16. Jurisdiction; Venue. Any legal action or proceeding with respect to this Note, or any document relating thereto may be brought in any Maryland state court or federal court located in the State of Maryland, and by execution and delivery of this Note, the Maker hereby submits itself and its property, generally and unconditionally, to the jurisdiction of aforesaid courts.

                  [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, Maker has duly executed this Secured Promissory Note as of the day and year first above written.

                                               MAKER:

                                               SBM FINANCIAL, LLC


                                               By: /s/ E.M. Westbury
                                                   -----------------------------
                                               Name: Eric M. Westbury
                                               Title: President

                                   Schedule A
                        NOTE PAYABLE TO KATHERINE DOLJAC

Principal Amount:                                                    $ 50,233.96
Term:                                                                   10 Years
Annual Interest Rate:                                                      1.50%
                                                                 Semi-Annually
                                                                 on each June 2
                                                                 and December 2
                                                                 during the term
                                                                 of the Note.
                                                                 Such payments
                                                                 to begin on
Payment Frequency:                                               June 2, 2004.

                                                             Cumulative      Cumulative
  Payment          Total         Principal     Interest      Principal        Interest        Principal
   Number         Payment         Payment      Payment          Paid            Paid           Balance
---------------------------------------------------------------------------------------------------------
      1          2,888.45        2,511.70       376.75        2,511.70          376.75         47,722.26

      2          2,869.61        2,511.70       357.92        5,023.40          734.67         45,210.56

      3          2,850.78        2,511.70       339.08        7,535.09        1,073.75         42,698.87

      4          2,831.94        2,511.70       320.24       10,046.79        1,393.99         40,187.17

      5          2,813.10        2,511.70       301.40       12,558.49        1,695.40         37,675.47

      6          2,794.26        2,511.70       282.57       15,070.19        1,977.96         35,163.77

      7          2,775.43        2,511.70       263.73       17,581.89        2,241.69         32,652.07

      8          2,756.59        2,511.70       244.89       20,093.58        2,486.58         30,140.38

      9          2,737.75        2,511.70       226.05       22,605.28        2,712.63         27,628.68

     10          2,718.91        2,511.70       207.22       25,116.98        2,919.85         25,116.98

     11          2,700.08        2,511.70       188.38       27,628.68        3,108.23         22,605.28

     12          2,681.24        2,511.70       169.54       30,140.38        3,277.77         20,093.58

     13          2,662.40        2,511.70       150.70       32,652.07        3,428.47         17,581.89

     14          2,643.56        2,511.70       131.86       35,163.77        3,560.33         15,070.19

     15          2,624.72        2,511.70       113.03       37,675.47        3,673.36         12,558.49

     16          2,605.89        2,511.70        94.19       40,187.17        3,767.55         10,046.79

     17          2,587.05        2,511.70        75.35       42,698.87        3,842.90          7,535.09

     18          2,568.21        2,511.70        56.51       45,210.56        3,899.41          5,023.40

     19          2,549.37        2,511.70        37.68       47,722.26        3,937.09          2,511.70

     20          2,530.54        2,511.70        18.84       50,233.96        3,955.92                --

THIS SECURED PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE, OR OTHERWISE TRANSFERRED UNLESS THE MAKER RECEIVES AN OPINION OF COUNSEL IN FORM AND SCOPE REASONABLY SATISFACTORY TO THE MAKER THAT REGISTRATION, QUALIFICATION OR OTHER SUCH ACTIONS ARE NOT REQUIRED UNDER ANY SUCH LAWS.

                             SECURED PROMISSORY NOTE

$241,805.68                                                     December 2, 2003

            FOR VALUE RECEIVED, SBM Financial, LLC, a Maryland limited liability company (the "Maker"), hereby promises to pay to the order of Robert Brown (the "Payee"), or its permitted assigns, the sum of TWO HUNDRED FORTY ONE THOUSAND EIGHT HUNDRED FIVE DOLLARS AND SIXTY EIGHT CENTS (US $241,805.68), together with accrued and unpaid interest as set forth herein. Payment of principal and interest on this Secured Promissory Note (this "Note") shall be made by wire transfer of immediately available funds in lawful money of the United States of America, at Payee's address set forth in Section 14 hereof. This Note is one of several Secured Promissory Notes containing substantially identical terms and conditions (the "Notes.")

      1. Interest Rate. Interest shall accrue and be payable on the outstanding unpaid principal balance of this Note at a fixed annual rate equal to 1.5% (the "Interest Rate"). All interest shall accrue based on a 365-day year for the actual number of days outstanding.

      2. Payment: The Maker shall make payments of principal and interest semi-annually in the amounts and on the dates set forth in the Amortization Schedule attached hereto as Schedule A. Unless sooner paid in full, the entire unpaid principal balance of this Note, together with all outstanding and unpaid accrued interest, expenses and fees shall be due and payable on December 2, 2013 (the "Payment Date").

      3. Optional Prepayment. This Note may be prepaid at any time in whole or in part without the consent of the Payee, and without premium or fee. Partial prepayments shall be applied to the total principal amount due in reverse order of maturity and will not modify the current principal payment obligations as set forth on the Amortization Schedule attached hereto as Schedule A; provided, however, that the interest payments due shall be reduced to reflect the total principal amount outstanding after such prepayments.

      4. Security. This Note is secured by certain assets of the Maker in accordance with a separate security agreement (the "Security Agreement") dated as of December 2, 2003 by and among the Maker, Mark D. Taylor and the Noteholders (as defined in the Security Agreement).

      5. Default. Any of the following shall constitute an event of default hereunder (each, an "Event of Default"): (i) the failure of the Maker to pay the amount required under one or more of the Notes within five (5) business days after receipt by the Maker of written notice of non-payment (a "Monetary Default") or (ii) the failure of the Maker to remedy any breach of the Security Agreement with respect to the collateral securing the Notes within forty-five (45) days after receipt by the Maker of written notice of breach. Upon the occurrence of a Monetary Default, interest shall accrue and be payable on such amount that is the subject of the Monetary Default at a rate equal to 4.5% per annum until such amount is paid. In an Event of Default occurs, Maker shall be liable to Payee for all of Payee's reasonable out-of-pocket attorney fees incurred in enforcing Payee's rights hereunder, or the Security Agreement.

      6. Commercial Purpose; Usury Savings. It is the intent of Maker and Payee to conform to and contract in strict compliance with applicable usury law. In no way, nor in any event or contingency, shall interest exceed the maximum nonusurious amount permitted by applicable law (the "Maximum Amount"). If, from any possible construction of any document or from receipt of anything of value by Payee, interest would otherwise be payable in excess of the Maximum Amount, any such construction or receipt shall be subject to the provisions of this
Section 8 and such document shall be automatically reformed and the interest payable shall be automatically reduced to the Maximum Amount, without the necessity of execution of any amendment or new document, and any interest in excess of the Maximum Amount shall be applied to the reduction of the principal amount owing on the secured indebtedness, or refunded to Maker or other payor thereof if and to the extent such excessive amount exceeds such unpaid principal.

      7. Assignment. This Note may not be assigned by Payee, in whole or in part, without the Maker's prior written consent, which consent shall not be unreasonably withheld or delayed. If Payee is requested to consent to the assignment of this Note and declines to consent to such assignment, Payee shall be entitled to immediately submit such request and Payee's denial to Mark D. Taylor, Esquire, who shall make a binding determination of whether Maker has reasonably or unreasonably withheld its consent to the proposed assignment. Such determination shall be made by the date that is ten business days after Maker is notified by Payee that is has submitted such dispute to Mark D. Taylor, Esquire. The Parties shall be permitted to make written submissions to Mark D. Taylor in support of its respective position, and the schedule for such submissions shall be set by Mark D. Taylor. The non-prevailing party in such proceeding shall be solely responsible for all costs of such proceeding including the reasonable fees of Mark D. Taylor, Esquire.

      8. Limitation by Law. All rights, remedies, and powers provided in this Note may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provision of law, and all of the provisions of this Note are intended (i) to be subject to all applicable mandatory provisions of law which may be controlling; and (ii) to be limited to the extent necessary so that they will not render this Note invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

      9. Severability. If any term of this Note shall be judicially declared to be invalid, unenforceable, or void, such decision shall not have the effect of invalidating or voiding the remainder of this Note, and Maker hereby agrees that the part or parts of this Note so held to be invalid, unenforceable, or void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such part or parts had never been included herein. Each covenant contained in this Note shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

      10. Captions. The captions and headings in this Note have been inserted for convenience only and shall be given no substantive meaning or significance whatsoever in construing the terms and provisions of this Note.

      11. No Waiver; Remedies. No failure on the part of Payee or Maker to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      12. Amendments. No modification, amendment, waiver, termination, or discharge of this Note or any of the provisions hereof, nor any consent to any departure by a party herefrom, shall in any event be effective unless the same shall be in writing and signed by both Payee and Maker, and then such writing shall be effective only in the specific instance and for the specific purpose for which given.

      13. Final Agreement. This Note, together with the Security Agreement, represents the final agreement between the Payee and Maker and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the Payee and Maker. There are no unwritten oral agreements between the Payee and Maker.

      14. Notices. Any notice required hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered upon receipt after transmittal by hand or by Federal Express or similar service, or five (5) business days after deposit in the United States mails, registered first class mail, with proper postage prepaid, and addressed to the party to be notified at the following addresses (or such other address as such party shall designate in a notice delivered to the other party hereunder):

              Notice to Maker:

              SBM Financial, LLC
              5101 River Road
              Suite 101
              Bethesda, MD 20816
              Attn: Trey Stafford
              Tel: (301) 656-4200
              Fax: (301) 656-4204

              with a copy to

              Shulman, Rogers, Gandal, Pordy & Ecker, P.A.
              12921 Rockville Pike, Third Floor
              Rockville, MD 20852-2743

              Attn: Morton A. Faller
              Tel: (301) 231-0928
              Fax: (301) 230-2891

              Notice to Payee:

                           Robert G. Brown
                           c/o CACI, Inc.
                           749 Hope Road
                           Eatontown, NJ  07724

      15. Governing Law. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

      16. Jurisdiction; Venue. Any legal action or proceeding with respect to this Note, or any document relating thereto may be brought in any Maryland state court or federal court located in the State of Maryland, and by execution and delivery of this Note, the Maker hereby submits itself and its property, generally and unconditionally, to the jurisdiction of aforesaid courts.

                  [Remainder of Page Intentionally Left Blank]

            IN WITNESS WHEREOF, Maker has duly executed this Secured Promissory Note as of the day and year first above written.

                                             MAKER:

                                             SBM FINANCIAL, LLC


                                             By: /s/ E.M. Westbury
                                                 -------------------------------
                                             Name: Eric M. Westbury
                                             Title: President

                                   Schedule A

Principal Amount:                                                   $ 241,805.68
Term:                                                                   10 Years
Annual Interest Rate:                                                      1.50%
                                                                Semi- Annually
                                                                on each June 2
                                                                and December 2
                                                                during the term
                                                                of the Note.
                                                                Such payments to
                                                                begin on June 2,
Payment Frequency:                                              2004 .

                                                             Cumulative       Cumulative
  Payment          Total         Principal     Interest      Principal         Interest        Principal
   Number         Payment         Payment      Payment          Paid             Paid           Balance
---------------------------------------------------------------------------------------------------------
       1         13,903.83       12,090.28     1,813.54      12,090.28        1,813.54         229,715.40

       2         13,813.15       12,090.28     1,722.87      24,180.57        3,536.41         217,625.11

       3         13,722.47       12,090.28     1,632.19      36,270.85        5,168.60         205,534.83

       4         13,631.80       12,090.28     1,541.51      48,361.14        6,710.11         193,444.54

       5         13,541.12       12,090.28     1,450.83      60,451.42        8,160.94         181,354.26

       6         13,450.44       12,090.28     1,360.16      72,541.70        9,521.10         169,263.98

       7         13,359.76       12,090.28     1,269.48      84,631.99       10,790.58         157,173.69

       8         13,269.09       12,090.28     1,178.80      96,722.27       11,969.38         145,083.41

       9         13,178.41       12,090.28     1,088.13     108,812.56       13,057.51         132,993.12

      10         13,087.73       12,090.28       997.45     120,902.84       14,054.96         120,902.84

      11         12,997.06       12,090.28       906.77     132,993.12       14,961.73         108,812.56

      12         12,906.38       12,090.28       816.09     145,083.41       15,777.82          96,722.27

      13         12,815.70       12,090.28       725.42     157,173.69       16,503.24          84,631.99

      14         12,725.02       12,090.28       634.74     169,263.98       17,137.98          72,541.70

      15         12,634.35       12,090.28       544.06     181,354.26       17,682.04          60,451.42

      16         12,543.67       12,090.28       453.39     193,444.54       18,135.43          48,361.14

      17         12,452.99       12,090.28       362.71     205,534.83       18,498.13          36,270.85

      18         12,362.32       12,090.28       272.03     217,625.11       18,770.17          24,180.57

      19         12,271.64       12,090.28       181.35     229,715.40       18,951.52          12,090.28

      20         12,180.96       12,090.28        90.68     241,805.68       19,042.20                 --

THIS SECURED PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE, OR OTHERWISE TRANSFERRED UNLESS THE MAKER RECEIVES AN OPINION OF COUNSEL IN FORM AND SCOPE REASONABLY SATISFACTORY TO THE MAKER THAT REGISTRATION, QUALIFICATION OR OTHER SUCH ACTIONS ARE NOT REQUIRED UNDER ANY SUCH LAWS.

                             SECURED PROMISSORY NOTE

$990,000.00                                                     December 2, 2003

            FOR VALUE RECEIVED, SBM Financial, LLC, a Maryland limited liability company (the "Maker"), hereby promises to pay to the order of Peggy Hawkins (the "Payee"), or its permitted assigns, the sum of NINE HUNDRED NINETY THOUSAND DOLLARS (US $990,000.00), together with accrued and unpaid interest as set forth herein. Payment of principal and interest on this Secured Promissory Note (this "Note") shall be made by wire transfer of immediately available funds in lawful money of the United States of America, at Payee's address set forth in Section 14 hereof. This Note is one of several Secured Promissory Notes containing substantially identical terms and conditions (the "Notes.")

      1. Interest Rate. Interest shall accrue and be payable on the outstanding unpaid principal balance of this Note at a fixed annual rate equal to 1.5% (the "Interest Rate"). All interest shall accrue based on a 365-day year for the actual number of days outstanding.

      2. Payment: The Maker shall make payments of principal and interest semi-annually in the amounts and on the dates set forth in the Amortization Schedule attached hereto as Schedule A. Unless sooner paid in full, the entire unpaid principal balance of this Note, together with all outstanding and unpaid accrued interest, expenses and fees shall be due and payable on December 2, 2013 (the "Payment Date").

      3. Optional Prepayment. This Note may be prepaid at any time in whole or in part without the consent of the Payee, and without premium or fee. Partial prepayments shall be applied to the total principal amount due in reverse order of maturity and will not modify the current principal payment obligations as set forth on the Amortization Schedule attached hereto as Schedule A; provided, however, that the interest payments due shall be reduced to reflect the total principal amount outstanding after such prepayments.

      4. Security. This Note is secured by certain assets of the Maker in accordance with a separate security agreement (the "Security Agreement") dated as of December 2, 2003 by and among the Maker, Mark D. Taylor and the Noteholders (as defined in the Security Agreement).

      5. Default. Any of the following shall constitute an event of default hereunder (each, an "Event of Default"): (i) the failure of the Maker to pay the amount required under one or more of the Notes within five (5) business days after receipt by the Maker of written notice of non-payment (a "Monetary Default") or (ii) the failure of the Maker to remedy any breach of the

Security Agreement with respect to the collateral securing the Notes within forty-five (45) days after receipt by the Maker of written notice of breach. Upon the occurrence of a Monetary Default, interest shall accrue and be payable on such amount that is the subject of the Monetary Default at a rate equal to 4.5% per annum until such amount is paid. In an Event of Default occurs, Maker shall be liable to Payee for all of Payee's reasonable out-of-pocket attorney fees incurred in enforcing Payee's rights hereunder, or the Security Agreement.

      6. Commercial Purpose; Usury Savings. It is the intent of Maker and Payee to conform to and contract in strict compliance with applicable usury law. In no way, nor in any event or contingency, shall interest exceed the maximum nonusurious amount permitted by applicable law (the "Maximum Amount"). If, from any possible construction of any document or from receipt of anything of value by Payee, interest would otherwise be payable in excess of the Maximum Amount, any such construction or receipt shall be subject to the provisions of this
Section 8 and such document shall be automatically reformed and the interest payable shall be automatically reduced to the Maximum Amount, without the necessity of execution of any amendment or new document, and any interest in excess of the Maximum Amount shall be applied to the reduction of the principal amount owing on the secured indebtedness, or refunded to Maker or other payor thereof if and to the extent such excessive amount exceeds such unpaid principal.

      7. Assignment. This Note may not be assigned by Payee, in whole or in part, without the Maker's prior written consent, which consent shall not be unreasonably withheld or delayed. If Payee is requested to consent to the assignment of this Note and declines to consent to such assignment, Payee shall be entitled to immediately submit such request and Payee's denial to Mark D. Taylor, Esquire, who shall make a binding determination of whether Maker has reasonably or unreasonably withheld its consent to the proposed assignment. Such determination shall be made by the date that is ten business days after Maker is notified by Payee that is has submitted such dispute to Mark D. Taylor, Esquire. The Parties shall be permitted to make written submissions to Mark D. Taylor in support of its respective position, and the schedule for such submissions shall be set by Mark D. Taylor. The non-prevailing party in such proceeding shall be solely responsible for all costs of such proceeding including the reasonable fees of Mark D. Taylor, Esquire.

      8. Limitation by Law. All rights, remedies, and powers provided in this Note may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provision of law, and all of the provisions of this Note are intended (i) to be subject to all applicable mandatory provisions of law which may be controlling; and (ii) to be limited to the extent necessary so that they will not render this Note invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

      9. Severability. If any term of this Note shall be judicially declared to be invalid, unenforceable, or void, such decision shall not have the effect of invalidating or voiding the remainder of this Note, and Maker hereby agrees that the part or parts of this Note so held to be invalid, unenforceable, or void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such part or parts had never been included herein. Each covenant contained in this Note shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

      10. Captions. The captions and headings in this Note have been inserted for convenience only and shall be given no substantive meaning or significance whatsoever in construing the terms and provisions of this Note.

      11. No Waiver; Remedies. No failure on the part of Payee or Maker to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      12. Amendments. No modification, amendment, waiver, termination, or discharge of this Note or any of the provisions hereof, nor any consent to any departure by a party herefrom, shall in any event be effective unless the same shall be in writing and signed by both Payee and Maker, and then such writing shall be effective only in the specific instance and for the specific purpose for which given.

      13. Final Agreement. This Note, together with the Security Agreement, represents the final agreement between the Payee and Maker and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the Payee and Maker. There are no unwritten oral agreements between the Payee and Maker.

      14. Notices. Any notice required hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered upon receipt after transmittal by hand or by Federal Express or similar service, or five (5) business days after deposit in the United States mails, registered first class mail, with proper postage prepaid, and addressed to the party to be notified at the following addresses (or such other address as such party shall designate in a notice delivered to the other party hereunder):

           Notice to Maker:

           SBM Financial, LLC
           5101 River Road
           Suite 101
           Bethesda, MD 20816
           Attn: Trey Stafford
           Tel: (301) 656-4200
           Fax: (301) 656-4204

           with a copy to

           Foley & Lardner
           3000 K Street, N.W.
           Suite 500
           Washington, DC 20007

           Attn: Richard Choi
           Tel: (202) 295-4005
           Fax: (202) 672-5399

           Notice to Payee:

           Peggy Hawkins
           c/o Kevin Hawkins
           297 Eastleigh Drive
           Belleair, FL 33756

           with a copy to:

           J. Bruce Harper
           Harper, Kynes, Geller & Buford, P.A.
           2560 Gulf-to-Bay Boulevard
           Suite 300
           Clearwater, FL 33765
           Tel: (727) 799-4840
           Fax: (727) 797-8206

      15. Governing Law. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

      16. Jurisdiction; Venue. Any legal action or proceeding with respect to this Note, or any document relating thereto may be brought in any Maryland state court or federal court located in the State of Maryland, and by execution and delivery of this Note, the Maker hereby submits itself and its property, generally and unconditionally, to the jurisdiction of aforesaid courts.

                  [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, Maker has duly executed this Secured Promissory Note as of the day and year first above written.

                                              MAKER:

                                              SBM FINANCIAL, LLC


                                              By: /s/ E.M. Westbury
                                                  ------------------------------
                                              Name: Eric M. Westbury
                                              Title: President

                                   Schedule A

Principal Amount:                                                   $ 990,000.00
Term:                                                                   10 Years
Annual Interest Rate:                                                      1.50%
                                                               Semi-Annually on
                                                               each June 2 and
                                                               December 2 during
                                                               the term of the
                                                               Note. Such
                                                               payments to begin
Payment Frequency:                                             on June 2, 2004.

                                                             Cumulative      Cumulative
  Payment          Total         Principal     Interest      Principal        Interest          Principal
   Number         Payment         Payment      Payment          Paid            Paid             Balance
---------------------------------------------------------------------------------------------------------
       1         56,925.00       49,500.00     7,425.00      49,500.00        7,425.00          940,500.00

       2         56,553.75       49,500.00     7,053.75      99,000.00       14,478.75          891,000.00

       3         56,182.50       49,500.00     6,682.50     148,500.00       21,161.25          841,500.00

       4         55,811.25       49,500.00     6,311.25     198,000.00       27,472.50          792,000.00

       5         55,440.00       49,500.00     5,940.00     247,500.00       33,412.50          742,500.00

       6         55,068.75       49,500.00     5,568.75     297,000.00       38,981.25          693,000.00

       7         54,697.50       49,500.00     5,197.50     346,500.00       44,178.75          643,500.00

       8         54,326.25       49,500.00     4,826.25     396,000.00       49,005.00          594,000.00

       9         53,955.00       49,500.00     4,455.00     445,500.00       53,460.00          544,500.00

      10         53,583.75       49,500.00     4,083.75     495,000.00       57,543.75          495,000.00

      11         53,212.50       49,500.00     3,712.50     544,500.00       61,256.25          445,500.00

      12         52,841.25       49,500.00     3,341.25     594,000.00       64,597.50          396,000.00

      13         52,470.00       49,500.00     2,970.00     643,500.00       67,567.50          346,500.00

      14         52,098.75       49,500.00     2,598.75     693,000.00       70,166.25          297,000.00

      15         51,727.50       49,500.00     2,227.50     742,500.00       72,393.75          247,500.00

      16         51,356.25       49,500.00     1,856.25     792,000.00       74,250.00          198,000.00

      17         50,985.00       49,500.00     1,485.00     841,500.00       75,735.00          148,500.00

      18         50,613.75       49,500.00     1,113.75     891,000.00       76,848.75           99,000.00

      19         50,242.50       49,500.00       742.50     940,500.00       77,591.25           49,500.00

      20         49,871.25       49,500.00       371.25     990,000.00       77,962.50                  --

THIS SECURED PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE, OR OTHERWISE TRANSFERRED UNLESS THE MAKER RECEIVES AN OPINION OF COUNSEL IN FORM AND SCOPE REASONABLY SATISFACTORY TO THE MAKER THAT REGISTRATION, QUALIFICATION OR OTHER SUCH ACTIONS ARE NOT REQUIRED UNDER ANY SUCH LAWS.

                             SECURED PROMISSORY NOTE

$18,707.38                                                      December 2, 2003

            FOR VALUE RECEIVED, SBM Financial, LLC, a Maryland limited liability company (the "Maker"), hereby promises to pay to the order of John and Katherine Doljac (the "Payee"), or its permitted assigns, the sum of EIGHTEEN THOUSAND SEVEN HUNDRED SEVEN DOLLARS AND THIRTY EIGHT CENTS (US $18,707.38), together with accrued and unpaid interest as set forth herein. Payment of principal and interest on this Secured Promissory Note (this "Note") shall be made by wire transfer of immediately available funds in lawful money of the United States of America, at Payee's address set forth in Section 14 hereof. This Note is one of several Secured Promissory Notes containing substantially identical terms and conditions (the "Notes.")

      1. Interest Rate. Interest shall accrue and be payable on the outstanding unpaid principal balance of this Note at a fixed annual rate equal to 1.5% (the "Interest Rate"). All interest shall accrue based on a 365-day year for the actual number of days outstanding.

      2. Payment: The Maker shall make payments of principal and interest semi-annually in the amounts and on the dates set forth in the Amortization Schedule attached hereto as Schedule A. Unless sooner paid in full, the entire unpaid principal balance of this Note, together with all outstanding and unpaid accrued interest, expenses and fees shall be due and payable on December 2, 2013 (the "Payment Date").

      3. Optional Prepayment. This Note may be prepaid at any time in whole or in part without the consent of the Payee, and without premium or fee. Partial prepayments shall be applied to the total principal amount due in reverse order of maturity and will not modify the current principal payment obligations as set forth on the Amortization Schedule attached hereto as Schedule A; provided, however, that the interest payments due shall be reduced to reflect the total principal amount outstanding after such prepayments.

      4. Security. This Note is secured by certain assets of the Maker in accordance with a separate security agreement (the "Security Agreement") dated as of December 2, 2003 by and among the Maker, Mark D. Taylor and the Noteholders (as defined in the Security Agreement).

      5. Default. Any of the following shall constitute an event of default hereunder (each, an "Event of Default"): (i) the failure of the Maker to pay the amount required under one or more of the Notes within five (5) business days after receipt by the Maker of written notice of non-payment (a "Monetary Default") or (ii) the failure of the Maker to remedy any breach of the Security Agreement with respect to the collateral securing the Notes within forty-five (45) days after receipt by the Maker of written notice of breach. Upon the occurrence of a Monetary Default, interest shall accrue and be payable on such amount that is the subject of the Monetary Default at a rate equal to 4.5% per annum until such amount is paid. In an Event of Default occurs, Maker shall be liable to Payee for all of Payee's reasonable out-of-pocket attorney fees incurred in enforcing Payee's rights hereunder, or the Security Agreement.

      6. Commercial Purpose; Usury Savings. It is the intent of Maker and Payee to conform to and contract in strict compliance with applicable usury law. In no way, nor in any event or contingency, shall interest exceed the maximum nonusurious amount permitted by applicable law (the "Maximum Amount"). If, from any possible construction of any document or from receipt of anything of value by Payee, interest would otherwise be payable in excess of the Maximum Amount, any such construction or receipt shall be subject to the provisions of this
Section 8 and such document shall be automatically reformed and the interest payable shall be automatically reduced to the Maximum Amount, without the necessity of execution of any amendment or new document, and any interest in excess of the Maximum Amount shall be applied to the reduction of the principal amount owing on the secured indebtedness, or refunded to Maker or other payor thereof if and to the extent such excessive amount exceeds such unpaid principal.

      7. Assignment. This Note may not be assigned by Payee, in whole or in part, without the Maker's prior written consent, which consent shall not be unreasonably withheld or delayed. If Payee is requested to consent to the assignment of this Note and declines to consent to such assignment, Payee shall be entitled to immediately submit such request and Payee's denial to Mark D. Taylor, Esquire, who shall make a binding determination of whether Maker has reasonably or unreasonably withheld its consent to the proposed assignment. Such determination shall be made by the date that is ten business days after Maker is notified by Payee that is has submitted such dispute to Mark D. Taylor, Esquire. The Parties shall be permitted to make written submissions to Mark D. Taylor in support of its respective position, and the schedule for such submissions shall be set by Mark D. Taylor. The non-prevailing party in such proceeding shall be solely responsible for all costs of such proceeding including the reasonable fees of Mark D. Taylor, Esquire.

      8. Limitation by Law. All rights, remedies, and powers provided in this Note may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provision of law, and all of the provisions of this Note are intended (i) to be subject to all applicable mandatory provisions of law which may be controlling; and (ii) to be limited to the extent necessary so that they will not render this Note invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

      9. Severability. If any term of this Note shall be judicially declared to be invalid, unenforceable, or void, such decision shall not have the effect of invalidating or voiding the remainder of this Note, and Maker hereby agrees that the part or parts of this Note so held to be invalid, unenforceable, or void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such part or parts had never been included herein. Each covenant contained in this Note shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

      10. Captions. The captions and headings in this Note have been inserted for convenience only and shall be given no substantive meaning or significance whatsoever in construing the terms and provisions of this Note.

      11. No Waiver; Remedies. No failure on the part of Payee or Maker to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      12. Amendments. No modification, amendment, waiver, termination, or discharge of this Note or any of the provisions hereof, nor any consent to any departure by a party herefrom, shall in any event be effective unless the same shall be in writing and signed by both Payee and Maker, and then such writing shall be effective only in the specific instance and for the specific purpose for which given.

      13. Final Agreement. This Note, together with the Security Agreement, represents the final agreement between the Payee and Maker and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the Payee and Maker. There are no unwritten oral agreements between the Payee and Maker.

      14. Notices. Any notice required hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered upon receipt after transmittal by hand or by Federal Express or similar service, or five (5) business days after deposit in the United States mails, registered first class mail, with proper postage prepaid, and addressed to the party to be notified at the following addresses (or such other address as such party shall designate in a notice delivered to the other party hereunder):

              Notice to Maker:

              SBM Financial, LLC
              5101 River Road
              Suite 101
              Bethesda, MD 20816
              Attn: Trey Stafford
              Tel: (301) 656-4200
              Fax: (301) 656-4204

              with a copy to

              Foley & Lardner
              3000 K Street, N.W.
              Suite 500

              Washington, DC 20007
              Attn: Richard Choi
              Tel: (202) 295-4005
              Fax: (202) 672-5399

              Notice to Payee:

              John & Katherine Doljac
              4 Dutch Brady Road
              Stafford, Virginia 22554

      15. Governing Law. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

      16. Jurisdiction; Venue. Any legal action or proceeding with respect to this Note, or any document relating thereto may be brought in any Maryland state court or federal court located in the State of Maryland, and by execution and delivery of this Note, the Maker hereby submits itself and its property, generally and unconditionally, to the jurisdiction of aforesaid courts.

                  [Remainder of Page Intentionally Left Blank]

            IN WITNESS WHEREOF, Maker has duly executed this Secured Promissory Note as of the day and year first above written.

                                              MAKER:

                                              SBM FINANCIAL, LLC


                                              By: /s/ E.M. Westbury
                                                  ------------------------------
                                              Name: Eric M. Westbury
                                              Title: President

                                   Schedule A
                     NOTE PAYABLE TO JOHN & KATHERINE DOLJAC

Principal Amount:                                                   $ 18,707.38
Term:                                                                  10 Years
Annual Interest Rate:                                                     1.50%
                                                                 Semi-Annually
                                                                 on each June 2
                                                                 and December 2
                                                                 during the term
                                                                 of the Note.
                                                                 Such payments
                                                                 to begin on
Payment Frequency:                                               June 2, 2004.

                                                             Cumulative       Cumulative
  Payment          Total         Principal     Interest      Principal         Interest        Principal
   Number         Payment         Payment      Payment          Paid             Paid           Balance
---------------------------------------------------------------------------------------------------------
       1         1,075.67          935.37       140.31          935.37          140.31         17,772.01

       2         1,068.66          935.37       133.29        1,870.74          273.60         16,836.64

       3         1,061.64          935.37       126.27        2,806.11          399.87         15,901.27

       4         1,054.63          935.37       119.26        3,741.48          519.13         14,965.90

       5         1,047.61          935.37       112.24        4,676.85          631.37         14,030.54

       6         1,040.60          935.37       105.23        5,612.21          736.60         13,095.17

       7         1,033.58          935.37        98.21        6,547.58          834.82         12,159.80

       8         1,026.57          935.37        91.20        7,482.95          926.02         11,224.43

       9         1,019.55          935.37        84.18        8,418.32        1,010.20         10,289.06

      10         1,012.54          935.37        77.17        9,353.69        1,087.37          9,353.69

      11         1,005.52          935.37        70.15       10,289.06        1,157.52          8,418.32

      12          998.51           935.37        63.14       11,224.43        1,220.66          7,482.95

      13          991.49           935.37        56.12       12,159.80        1,276.78          6,547.58

      14          984.48           935.37        49.11       13,095.17        1,325.89          5,612.21

      15          977.46           935.37        42.09       14,030.54        1,367.98          4,676.85

      16          970.45           935.37        35.08       14,965.90        1,403.05          3,741.48

      17          963.43           935.37        28.06       15,901.27        1,431.11          2,806.11

      18          956.41           935.37        21.05       16,836.64        1,452.16          1,870.74

      19          949.40           935.37        14.03       17,772.01        1,466.19            935.37

      20          942.38           935.37         7.02       18,707.38        1,473.21                --

THIS SECURED PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE, OR OTHERWISE TRANSFERRED UNLESS THE MAKER RECEIVES AN OPINION OF COUNSEL IN FORM AND SCOPE REASONABLY SATISFACTORY TO THE MAKER THAT REGISTRATION, QUALIFICATION OR OTHER SUCH ACTIONS ARE NOT REQUIRED UNDER ANY SUCH LAWS.

                             SECURED PROMISSORY NOTE

$84,699.95                                                      December 2, 2003

            FOR VALUE RECEIVED, SBM Financial, LLC, a Maryland limited liability company (the "Maker"), hereby promises to pay to the order of John Doljac (the "Payee"), or its permitted assigns, the sum of EIGHTY FOUR THOUSAND SIX HUNDRED NINETY NINE DOLLARS AND NINETY FIVE CENTS (US $84,699.95), together with accrued and unpaid interest as set forth herein. Payment of principal and interest on this Secured Promissory Note (this "Note") shall be made by wire transfer of immediately available funds in lawful money of the United States of America, at Payee's address set forth in Section 14 hereof. This Note is one of several Secured Promissory Notes containing substantially identical terms and conditions (the "Notes.")

      1. Interest Rate. Interest shall accrue and be payable on the outstanding unpaid principal balance of this Note at a fixed annual rate equal to 1.5% (the "Interest Rate"). All interest shall accrue based on a 365-day year for the actual number of days outstanding.

      2. Payment: The Maker shall make payments of principal and interest semi-annually in the amounts and on the dates set forth in the Amortization Schedule attached hereto as Schedule A. Unless sooner paid in full, the entire unpaid principal balance of this Note, together with all outstanding and unpaid accrued interest, expenses and fees shall be due and payable on December 2, 2013 (the "Payment Date").

      3. Optional Prepayment. This Note may be prepaid at any time in whole or in part without the consent of the Payee, and without premium or fee. Partial prepayments shall be applied to the total principal amount due in reverse order of maturity and will not modify the current principal payment obligations as set forth on the Amortization Schedule attached hereto as Schedule A; provided, however, that the interest payments due shall be reduced to reflect the total principal amount outstanding after such prepayments.

      4. Security. This Note is secured by certain assets of the Maker in accordance with a separate security agreement (the "Security Agreement") dated as of December 2, 2003 by and among the Maker, Mark D. Taylor and the Noteholders (as defined in the Security Agreement).

      5. Default. Any of the following shall constitute an event of default hereunder (each, an "Event of Default"): (i) the failure of the Maker to pay the amount required under one or more of the Notes within five (5) business days after receipt by the Maker of written notice of non-payment (a "Monetary Default") or (ii) the failure of the Maker to remedy any breach of the Security Agreement with respect to the collateral securing the Notes within forty-five (45) days after receipt by the Maker of written notice of breach. Upon the occurrence of a Monetary Default, interest shall accrue and be payable on such amount that is the subject of the Monetary Default at a rate equal to 4.5% per annum until such amount is paid. In an Event of Default occurs, Maker shall be liable to Payee for all of Payee's reasonable out-of-pocket attorney fees incurred in enforcing Payee's rights hereunder, or the Security Agreement.

      6. Commercial Purpose; Usury Savings. It is the intent of Maker and Payee to conform to and contract in strict compliance with applicable usury law. In no way, nor in any event or contingency, shall interest exceed the maximum nonusurious amount permitted by applicable law (the "Maximum Amount"). If, from any possible construction of any document or from receipt of anything of value by Payee, interest would otherwise be payable in excess of the Maximum Amount, any such construction or receipt shall be subject to the provisions of this
Section 8 and such document shall be automatically reformed and the interest payable shall be automatically reduced to the Maximum Amount, without the necessity of execution of any amendment or new document, and any interest in excess of the Maximum Amount shall be applied to the reduction of the principal amount owing on the secured indebtedness, or refunded to Maker or other payor thereof if and to the extent such excessive amount exceeds such unpaid principal.

      7. Assignment. This Note may not be assigned by Payee, in whole or in part, without the Maker's prior written consent, which consent shall not be unreasonably withheld or delayed. If Payee is requested to consent to the assignment of this Note and declines to consent to such assignment, Payee shall be entitled to immediately submit such request and Payee's denial to Mark D. Taylor, Esquire, who shall make a binding determination of whether Maker has reasonably or unreasonably withheld its consent to the proposed assignment. Such determination shall be made by the date that is ten business days after Maker is notified by Payee that is has submitted such dispute to Mark D. Taylor, Esquire. The Parties shall be permitted to make written submissions to Mark D. Taylor in support of its respective position, and the schedule for such submissions shall be set by Mark D. Taylor. The non-prevailing party in such proceeding shall be solely responsible for all costs of such proceeding including the reasonable fees of Mark D. Taylor, Esquire.

      8. Limitation by Law. All rights, remedies, and powers provided in this Note may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provision of law, and all of the provisions of this Note are intended (i) to be subject to all applicable mandatory provisions of law which may be controlling; and (ii) to be limited to the extent necessary so that they will not render this Note invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

      9. Severability. If any term of this Note shall be judicially declared to be invalid, unenforceable, or void, such decision shall not have the effect of invalidating or voiding the remainder of this Note, and Maker hereby agrees that the part or parts of this Note so held to be invalid, unenforceable, or void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such part or parts had never been included herein. Each covenant contained in this Note shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

      10. Captions. The captions and headings in this Note have been inserted for convenience only and shall be given no substantive meaning or significance whatsoever in construing the terms and provisions of this Note.

      11. No Waiver; Remedies. No failure on the part of Payee or Maker to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      12. Amendments. No modification, amendment, waiver, termination, or discharge of this Note or any of the provisions hereof, nor any consent to any departure by a party herefrom, shall in any event be effective unless the same shall be in writing and signed by both Payee and Maker, and then such writing shall be effective only in the specific instance and for the specific purpose for which given.

      13. Final Agreement. This Note, together with the Security Agreement, represents the final agreement between the Payee and Maker and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the Payee and Maker. There are no unwritten oral agreements between the Payee and Maker.

      14. Notices. Any notice required hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered upon receipt after transmittal by hand or by Federal Express or similar service, or five (5) business days after deposit in the United States mails, registered first class mail, with proper postage prepaid, and addressed to the party to be notified at the following addresses (or such other address as such party shall designate in a notice delivered to the other party hereunder):

                 Notice to Maker:

                 State Bond & Mortgage, LLC
                 5101 River Road
                 Suite 101
                 Bethesda, MD 20816
                 Attn: Trey Stafford
                 Tel: (301) 656-4200
                 Fax: (301) 656-4204

                 with a copy to

                 Foley & Lardner
                 3000 K Street, N.W.
                 Suite 500

                 Washington, DC 20007
                 Attn: Richard Choi
                 Tel: (202) 295-4005
                 Fax: (202) 672-5399

                 Notice to Payee:

                        John Doljac
                        4 Dutch Brady Road
                        Stafford, Virginia 22554

      15. Governing Law. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

      16. Jurisdiction; Venue. Any legal action or proceeding with respect to this Note, or any document relating thereto may be brought in any Maryland state court or federal court located in the State of Maryland, and by execution and delivery of this Note, the Maker hereby submits itself and its property, generally and unconditionally, to the jurisdiction of aforesaid courts.

                  [Remainder of Page Intentionally Left Blank]

            IN WITNESS WHEREOF, Maker has duly executed this Secured Promissory Note as of the day and year first above written.

                                         MAKER:

                                         SBM FINANCIAL, LLC


                                         By: /s/ E.M. Westbury
                                             -----------------------------------
                                         Name: Eric M. Westbury
                                         Title: President

                                   Schedule A
                           NOTE PAYABLE TO JOHN DOLJAC

Principal Amount:                                                    $ 84,699.95
Term:                                                                   10 Years
Annual Interest Rate:                                                      1.50%
                                                                Semi-Annually
                                                                on each June 2
                                                                and December 2
                                                                during the term
                                                                of the Note.
                                                                Such payments to
                                                                begin on June 2,
Payment Frequency:                                              2004.

                                                             Cumulative       Cumulative
  Payment          Total         Principal     Interest      Principal         Interest        Principal
   Number         Payment         Payment      Payment          Paid             Paid           Balance
---------------------------------------------------------------------------------------------------------
      1          4,870.25        4,235.00       635.25        4,235.00          635.25          80,464.95

      2          4,838.48        4,235.00       603.49        8,470.00        1,238.74          76,229.96

      3          4,806.72        4,235.00       571.72       12,704.99        1,810.46          71,994.96

      4          4,774.96        4,235.00       539.96       16,939.99        2,350.42          67,759.96

      5          4,743.20        4,235.00       508.20       21,174.99        2,858.62          63,524.96

      6          4,711.43        4,235.00       476.44       25,409.99        3,335.06          59,289.97

      7          4,679.67        4,235.00       444.67       29,644.98        3,779.74          55,054.97

      8          4,647.91        4,235.00       412.91       33,879.98        4,192.65          50,819.97

      9          4,616.15        4,235.00       381.15       38,114.98        4,573.80          46,584.97

      10         4,584.38        4,235.00       349.39       42,349.98        4,923.18          42,349.98

      11         4,552.62        4,235.00       317.62       46,584.97        5,240.81          38,114.98

      12         4,520.86        4,235.00       285.86       50,819.97        5,526.67          33,879.98

      13         4,489.10        4,235.00       254.10       55,054.97        5,780.77          29,644.98

      14         4,457.33        4,235.00       222.34       59,289.97        6,003.11          25,409.99

      15         4,425.57        4,235.00       190.57       63,524.96        6,193.68          21,174.99

      16         4,393.81        4,235.00       158.81       67,759.96        6,352.50          16,939.99

      17         4,362.05        4,235.00       127.05       71,994.96        6,479.55          12,704.99

      18         4,330.28        4,235.00        95.29       76,229.96        6,574.83           8,470.00

      19         4,298.52        4,235.00        63.52       80,464.95        6,638.36           4,235.00

      20         4,266.76        4,235.00        31.76       84,699.95        6,670.12                 --